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                                                                    EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors
The John Nuveen Company:

We consent to the use of our report dated January 17, 1996 incorporated herein by reference, which report appears in the December 31, 1995 annual report on Form 10-K of The John Nuveen Company.



                                                          KPMG PEAT MARWICK LLP

Chicago, Illinois
July 8, 1996